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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549




                                FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                            September 22, 1999
                             (Date of Report)

                            THE RICEX COMPANY
           (Exact Name of Registrant as Specified in Charter)

                       Commission File Number: 0-24285

           DELAWARE                                    68-0412200
(State or Other Jurisdiction                        (I.R.S. Employer
      of Incorporation)                             Identification No.)

           1241 Hawk's Flight Court, El Dorado Hills, CA 95762
                 (Address of Principal Executive Offices)

                              (916) 933-3000
                     (Registrant's Telephone Number)

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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 17, 1999, Grant Thornton LLP was engaged by the Company as its principal accountant to audit the Company's financial statements. The Company did not consult Grant Thornton LLP, regarding the application of accounting principles to a specific contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or on any matter that was the subject of a disagreement with PricewaterhouseCoopers LLP, the Company's former accountants, who were dismissed on August 17, 1999.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE RICEX COMPANY

Date    September 22, 1999           /s/ Daniel L. McPeak
    ------------------------         --------------------------------
                                     Chairman of the Board and
                                     Chief Executive Officer

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